                                                                   EXHIBIT 25(f)


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM T-1
                          -----------------------------

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
               UNDER THE TRUST INDENTURE ACT OF 1939, AS AMENDED,
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE
              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                      TRUSTEE PURSUANT TO SECTION 305(b)(2)
                  --------------------------------------------

                                    NBD BANK
               (Exact name of Trustee as specified in its charter)


611 WOODWARD AVENUE
DETROIT, MICHIGAN               48226                           38-0864715
(Address of principal         (Zip Code)                     (I.R.S. Employer
 executive offices)                                          Identification No.)



NBD BANK
611 WOODWARD AVENUE
DETROIT, MICHIGAN 48226
CORPORATE TRUST ADMINISTRATION
ATTN: ERNEST J. PECK, VICE PRESIDENT
TELEPHONE: (313) 225-2025
(Name, Address and Telephone number of agent for service)



                             CMS ENERGY CORPORATION
               (Exact name of obligor as specified in its charter)


         MICHIGAN                                                38-2726431
(State or other jurisdiction                                 (I.R.S. Employer
of incorporation or organization)                            Identification No.)

     FAIRLANE PLAZA SOUTH, SUITE 1100
     330 TOWN CENTER DRIVE
     DEARBORN, MICHIGAN                                           48126
    (Address of principal executive offices)                    (Zip Code)


                             SENIOR DEBT SECURITIES
                         (Title of Indenture Securities)

ITEM 1 GENERAL INFORMATION. Furnish the following information as to the Trustee:

                                    (A)     NAME AND ADDRESS OF EACH  EXAMINING
                           OR  SUPERVISING  AUTHORITY TO WHICH IT IS SUBJECT:

                            State of Michigan Financial Institutions Bureau, Lansing, MI Federal Reserve Bank of Chicago, Chicago, Illinois Federal Deposit Insurance Corporation, Washington, D.C.

                           (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS. The Trustee is authorized to exercise corporate trust powers.

ITEM 2                     AFFILIATIONS WITH THE OBLIGOR.
                           IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION. The obligor is not an affiliate of the Trustee.

ITEM 3            VOTING SECURITIES OF THE TRUSTEE.
                  The following information is furnished as to each class of voting securities of the Trustee:

                                              As of  December 9, 1998
                  -------------------------------------------------------------------------------------
                                    Column A                           Column B
                  -------------------------------------------------------------------------------------
                                    Title of Class                     Amount Outstanding
                  -------------------------------------------------------------------------------------
                           Common Stock, par value $12.50 per share    8,948,648 shares


ITEM 4            TRUSTEESHIPS UNDER OTHER INDENTURES

                                      None.

ITEM 5 THROUGH ITEM 15         Not applicable

ITEM 16           LIST OF EXHIBITS:

                  EXHIBIT (1) A COPY OF THE ARTICLES OF INCORPORATION OF THE TRUSTEE NOW IN EFFECT

                        Incorporated by reference to Exhibit (1) to Item 16 of
                  Form T-1 filed as Exhibit 25 to Registration Statement, Securities and Exchange Commission, Registration
                  No. 33-51775.*

                         EXHIBIT  (2) CERTIFICATE OF AUTHORITY OF THE TRUSTEE
                  TO COMMENCE BUSINESS

                             Incorporated by reference to Exhibit (2) to Item
                  16 of Form T-1 filed with Amendment No. 1, Securities and Exchange Commission, Registration No. 22-4501.*

                         EXHIBIT (3) AUTHORIZATION OF THE TRUSTEE TO EXERCISE
                  CORPORATE  TRUST  POWERS Incorporated by reference to Exhibit
                  (3) to Item 16 of Form T-1 filed with Amendment No. 1, Securities and Exchange Commission,

                  Registration No. 22-4501.*


                  EXHIBIT (4)       BY-LAWS OF THE TRUSTEE, AS PRESENTLY IN
                  EFFECT
                           Incorporated by reference to Exhibit (4) to Item 16
                  of Form T-1 filed as Exhibit 25 to Registration Statement, Securities and Exchange Commission, Registration No. 33-51775.*

                  EXHIBIT (5)       Not Applicable.

                  EXHIBIT (6)       CONSENT BY THE TRUSTEE REQUIRED BY SECTION
                  321 (B) OF THE ACT.
                           Incorporated by reference to Exhibit (6) to Item 16
                  of Form T-1, filed with Amendment No. 1, Securities and Exchange Commission, Registration No. 22-4501.*

                           EXHIBIT (7) A COPY OF THE LATEST REPORT OF CONDITION
                  OF THE TRUSTEE PUBLISHED PURSUANT TO LAW OR THE REQUIREMENTS OF ITS SUPERVISING OR EXAMINING AUTHORITY.

                  EXHIBIT (8)       Not applicable.

                  EXHIBIT (9)       Not applicable.

* Exhibits thus designated are incorporated herein by reference to Exhibits bearing identical numbers in Item 16 of the Form T-1 filed by the Trustee with the Securities and Exchange Commission with the specific references noted.



                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, NBD Bank, a Michigan banking corporation organized and existing under the laws of the State of Michigan, has duly caused this Statement of Eligibility and Qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Detroit, State of Michigan on the 5th day of May, 1999.


                                                  NBD BANK, Trustee

                                                  By: /s/ Ernest J. Peck
                                                     ---------------------------
                                                       Ernest J. Peck
                                                       Vice President

Charter No. 13671                          Comptroller of the Currency District
                  REPORT OF CONDITION CONSOLIDATING
              DOMESTIC AND FOREIGN SUBSIDIARIES OF THE
                              NBD BANK

in the State of Michigan, at the close of business on December 31, 1999 published in response to call made by Comptroller of the Currency, under title 12, United States Code, Section 161.


                               ASSETS
                                                         Thousands
                                                         of dollars
Cash and balances due from depository institutions
    Noninterest-bearing balances and currency
    and coin.............................................   2,346,187
    Interest-bearing balances............................       2,094
Securities:
    Held-to-maturity securities..........................           -
    Available-for-sale securities........................   1,537,804
Federal funds sold and securities purchased
    under agreements to resell...........................     112,720
Loans and lease financing receivables:
    Loans and leases, net of unearned income.. 18,010,826
    LESS: Allowance for loan and lease losses.    282,638
    Loans and leases, net of unearned income and
    allowance............................................  17,728,188
Assets held in trading accounts..........................     117,472
Premises and fixed assets (including
    capitalized leases)..................................     327,994
Other real estate owned..................................       6,011
Investments in unconsolidated subsidiaries and
    associated companies.................................           -
Customers' liability to this bank on acceptances
    outstanding..........................................       7,559
Intangible assets........................................     131,815
Other assets.............................................     636,938
                                                          -----------
Total assets.............................................  22,954,782
                                                          ===========

                             LIABILITIES

Deposits:
    In domestic offices..................................  17,890,219
        Noninterest-bearing...............   5,202,278
        Interest-bearing..................  12,687,941
    In foreign offices, Edge and Agreement
    subsidiaries, and IBFs............................        154,692
        Noninterest-bearing..................        -
        Interest-bearing.....................  154,692
Federal funds purchased and securities sold
    under agreements to repurchase....................      1,556,060
Demand notes issued to the U.S. Treasury..............        225,528
Trading liabilities...................................         94,960
Other borrowed money:
        With remaining maturity of one year or less...        337,378
        With remaining maturity of more than
          one year through three year                           2,626
        With remaining maturity of more than
          three years.................................          2,993
Bank's liability on acceptances executed and
    outstanding.......................................          7,559

Notes and debentures subordinated to
    deposits..........................................        610,000
Other liabilities.....................................        464,789
                                                          -----------
Total liabilities.....................................     21,346,804
                                                          -----------

                           EQUITY CAPITAL

Common stock..........................................        111,858
Surplus...............................................        687,356
Undivided profits and capital reserves................        795,579
Net unrealized holding gains (losses) on
    available-for-sale securities.....................         13,185
Cumulative foreign currency translation
    adjustments.......................................              -
                                                          -----------
Total equity capital..................................      1,607,978
                                                          -----------
Total liabilities and equity capital..................     22,954,782
                                                          ===========

    I, Jason N. Hansen, Vice President of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.
                                         JASON N. HANSEN
                                         April 9, 1999
    We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.
                                         DANIEL T. LIS
                                         WALTER C. WATKINS
                                         VERNE G. ISTOCK
                                             Directors